Exhibit 99.1

INNOVATIVE THERAPIES NOVEL PRODUCTS 32nd Annual J.P. Morgan Healthcare Conference January 2014 - San Francisco, CA ©2014 VIVUS Inc. All rights reserved | www.vivus.com

FORWARD LOOKING STATEMENT This presentation contains “forward looking” statements that involve risks and uncertainties. These statements typically may be identified by the use of forward looking words or phrases such as “may,” “believe,” “expect,” “forecast,” “intend,” “anticipate,” “predict,” “should,” “planned,” “likely,” “opportunity,” “estimated,” and “potential,” the negative use of these words or other similar words. All forward looking statements included in this document are based on our current expectations, and we assume no obligation to update any such forward looking statements. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward looking statements. In order to comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experiences to differ materially from the anticipated results or other expectations expressed in such forward looking statements. The risks and uncertainties that may affect the operations, performance, development, and results of our business include but are not limited to: (1) our limited commercial experience with Qsymia® in the United States, or U.S.; (2) the timing of initiation and completion of the clinical studies required as part of the approval of Qsymia by the U.S. Food and Drug Administration, or FDA; (3) the response from the FDA to the data that VIVUS will submit relating to post-approval clinical studies; (4) the impact of the indicated uses and contraindications contained in the Qsymia label and the Risk Evaluation and Mitigation Strategy, or REMS, requirements; (5) our ability to continue to certify and add to the Qsymia retail pharmacy network and sell Qsymia through this network; (6) whether the Qsymia retail pharmacy network will simplify and reduce the prescribing burden for physicians, improve access and reduce waiting times for patients seeking to initiate therapy with Qsymia; (7) that we may be required to provide further analysis of previously submitted clinical trial data; (8) the Company’s assessment of the EMA’s scientific advice relating to our CVOT and the resubmission of the MAA, the timing of the resubmission of the MAA, if any, the results of the CVOT, regulatory agency interpretation of and agreement with the data from the CVOT; (9) our ability to successfully seek approval for Qsymia in other territories outside the U.S. and European Union, or EU, (10) whether healthcare providers, payors and public policy makers will recognize the significance of the American Medical Association, or AMA, officially recognizing obesity as a disease, or the new American Association of Clinical Endocrinologists, or AACE, guidelines; (11) our ability to successfully commercialize Qsymia including risks and uncertainties related to expansion to retail distribution, the broadening of payor reimbursement, the expansion of Qsymia’s primary care presence, and the outcomes of our discussions with pharmaceutical companies and our strategic and franchise-specific pathways for Qsymia; (12) our ability to focus our promotional efforts on health care providers and on patient education that, along with increased access to Qsymia and ongoing improvements in reimbursement, will result in the accelerated adoption of Qsymia; (13) our ability to eliminate expenses that are not essential to expanding the use of Qsymia and fully realize the anticipated benefits from the cost reduction plan, including the timing thereof; (14) the impact of greater cost reduction plan expenses than currently anticipated and lower annual net cost savings than currently expected; (15) the impact of the cost reduction plan on the Company’s business and unanticipated charges not currently contemplated that may occur as a result of the cost reduction plan; (16) our ability to ensure that the entire supply chain for Qsymia efficiently and consistently delivers Qsymia to our customers; (17) risks and uncertainties related to the timing, strategy, tactics and success of the launches and commercialization of STENDRA™ (avanafil) or SPEDRA™ (avanafil) by our sublicensees in the United States, Canada, the EU, Australia and New Zealand, Africa, the Middle East, Turkey, and the Commonwealth of Independent States (CIS) including Russia; (18) our ability to successfully complete on acceptable terms and on a timely basis avanafil partnering discussions for territories in which we do not have a commercialization alliance; (19) the timing of the qualification and subsequent approval by regulatory authorities of Sanofi Chimie and Sanofi Winthrop Industrie as a qualified supplier of STENDRA/SPEDRA, Sanofi Chimie’s ability to undertake worldwide manufacturing of the avanafil active pharmaceutical ingredient, or API, and Sanofi Winthrop Industrie’s ability to undertake worldwide manufacturing of the tablets for avanafil; (20) whether the FDA and/or EMA will approve the amendments we intend to submit to include the recently announced study results showing avanafil is effective for sexual activity within 15 minutes in men with ED; (21) the ability of our partners to maintain regulatory approvals to manufacture and adequately supply our products to meet demand; (22) our ability to accurately forecast Qsymia demand; (23) our ability to increase Qsymia sales in 2014 through growth in certified retail pharmacies, expansion of reimbursement coverage and the use of a more focused selling message; (24) the number of Qsymia prescriptions dispensed through the mail order system and through certified retail pharmacies, as well as the impact of seasonality on the number of prescriptions and the current weekly prescription trends through the end of 2013; (25) the impact of promotional programs for Qsymia on the Company’s net product revenue and net income (loss) in future periods; (26) our history of losses and variable quarterly results; (27) substantial competition; (28) risks related to the failure to protect our intellectual property and litigation in which we may become involved; (29) uncertainties of government or third-party payor reimbursement; (30) our reliance on sole source suppliers; (31) our reliance on third parties and our collaborative partners; (32) our failure to continue to develop innovative investigational drug candidates and drugs; (33) risks related to the failure to obtain FDA or foreign authority clearances or approvals and noncompliance with FDA or foreign authority regulations; (34) our ability to demonstrate through clinical testing the safety and effectiveness of our investigational drug candidates; (35) the timing of initiation and completion of clinical trials and submissions to foreign authorities; (36) the results of post-marketing studies are not favorable; (37) compliance with post-marketing regulatory standards is not maintained; (38) the volatility and liquidity of the financial markets; (39) our liquidity and capital resources; (40) our expected future revenues, operations and expenditures; (41) potential change in our business strategy to enhance long term stockholder value; (42) the impact, if any, of the expansion of our Board of Directors to include predominantly new members, the recent appointment of a new Chief Executive Officer and an interim Chief Financial Officer, the resignation of our President, and the decision of our Chief Financial Officer to exercise his right to terminate his employment for Good Reason (as defined in his Amended and Restated Change of Control and Severance Agreement with the Company, effective as of July 1, 2013); and (43) other factors that are described from time to time in our periodic filings with the Securities and Exchange Commission, or the SEC, or the Commission, including our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on February 26, 2013 (as amended by Form 10-K/A, filed with the SEC on April 30, 2013 and by Form 10-K/A, filed with the SEC on June 12, 2013) and periodic reports filed with the SEC. ©2014 VIVUS Inc. All rights reserved | www.vivus.com 1

U.S. Obese and Overweight w/ a co-morbidity population1 Over 110 million US adults are obese or overweight with a weight-related comorbidity Approximately 40% are currently on drug therapy for at least one co-morbidity3, while only ~2% are on drug therapy for obesity SOURCE: NHANES (2010); VIVUS, Inc. 1 Chart simplified for representation purposes; does not include overweight without co-morbidity population; 2 HTN = hypertension; 3 Qsymia patient research OVER 110 MILLION US ADULTS ARE OBESE OR OVERWEIGHT WITH A COMORBIDITY 2 ©2014 VIVUS Inc. All rights reserved | www.vivus.com

QSYMIA IN OBESITY: BUILDING THE FOUNDATION 2012 Qsymia FDA approval (Jul) Qsymia mail-order launch; five pharmacies (Sep) Obesity market not well established Reimbursement virtually non-existent 2013 Qsymia retail launch (Jul) Obesity market defined and recognized (Publications; CME) Reimbursement growing ©2014 VIVUS Inc. All rights reserved | www.vivus.com 3

VIVUS 2013 BUILDING BLOCKS Qsymia Efficacy, tolerability and safety well accepted among HCPs, payors, patients Obesity treatment recognized/accepted by medical societies (AACE; AMA) The Treat and Reduce Obesity Act introduced in both Houses of Congress Retail launch – currently available in >36,000 certified retail pharmacies Reimbursement coverage growing Additional clinical data published, including lower rates of progression to type 2 diabetes Appropriate use demonstrated through Drug Utilization Study Pathway forward in Europe established Patent estate extended through mid-2029 Avanafil asset monetized through multiple commercial alliances Corporate costs reduced ©2014 VIVUS Inc. All rights reserved | www.vivus.com 4

QSYMIA PRESCRIBING INFORMATION ©2014 VIVUS Inc. All rights reserved | www.vivus.com 5

Obesity Treatment Evolution 6 ©2014 VIVUS Inc. All rights reserved | www.vivus.com

NEW AACE TREATMENT ALGORITHM (MAY-2013): MEDICAL THERAPY IS NOW RECOMMENDED 7 Obesity management and FDA-approved anti-obesity medications now recommended for: Prediabetes Diabetes Dyslipidemia Hypertension 1st ever inclusion of drug therapy in treatment algorithm Primary Care Physicians refer to AACE algorithm ©2014 VIVUS Inc. All rights reserved | www.vivus.com

GREATER RECOGNITION OF OBESITY AS A DISEASE Jun-2013 - For the first time, obesity is recognized as a disease by the leading medical association in the U.S. AMA recognition is important support for policy makers, healthcare providers and payers 8 ©2014 VIVUS Inc. All rights reserved | www.vivus.com

TREAT AND REDUCE OBESITY ACT OF 2013 Introduced into House and Senate Jun-2013 Among other provisions, the Act would remove the Medicare Part D exclusion of obesity medications Bi-partisan support Senators Carper (D-DE), Murkowski (R-AK) Representatives Cassidy (R-LA), Kind (D-WI) 9 ©2014 VIVUS Inc. All rights reserved | www.vivus.com

Qsymia On-Market Experience 10 ©2014 VIVUS Inc. All rights reserved | www.vivus.com

QSYMIA RETAIL ROLL-OUT SUCCESS Certified Retail Pharmacy Status (31-Dec-2013) ~36,000 pharmacies now certified to dispense Qsymia Chains include: A&P, Albertsons, Costco, CVS, Kmart, Kroger, Publix, Rite Aid, Safeway, Walgreens/Duane Reade, Walmart, Wegmans, Winn-Dixie, many others Prescriber and patient experience vastly simplified Independent pharmacies began certification 4Q2013 ©2014 VIVUS Inc. All rights reserved | www.vivus.com 11

QSYMIA RETAIL PHARMACY AVAILABILITY CONTINUES TO HELP DRIVE DEMAND IN 4Q2013

VIVUS®

	# Prescribers*	# TRxs*
Launch thru Dec-2013	~35,000	~403,000
Added in 4Q2013	~6,000	~124,000



TRxs (000s)
140
120
100
80
60
40
20
0
29.9
59.0
81.0
109.0
124.0
4Q2012
1Q2013
2Q2013
3Q2013
4Q2013^

% Growth	97%	37%	35%	14%

Source: VIVUS Data on file as of Jan-2014 | *TRx's based on NR Data and Prescriber data is Estimated PR Data | ^Preliminary

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QSYMIA REIMBURSEMENT CONTINUES TO IMPROVE As of 31-Dec-2013, ~43% of U.S. Commercial Lives have access to Qsymia at Tier 3 or better CaremarkPCS places Qsymia® on Performance Drug List and 2014 Prescribing Guide Available as either preferred brand (tier-2) or non-preferred brand (tier-3) Co-pay ranges $15.00 to $75.00 for members of Caremark whose benefit design includes obesity drug coverage 2014 Focus: Pull-through & Improved access ©2014 VIVUS Inc. All rights reserved | www.vivus.com 13

QSYMIA INCORPORATED INTO AETNA WEIGHT LOSS PILOT PROGRAM First comprehensive weight loss program in U.S. to integrate Qsymia Expanding access to clinically proven options for obese/overweight patients Qsymia can help bridge gap between lifestyle interventions & surgery Program currently available to self-insured clients Includes outreach to appropriate members and healthcare providers regarding covered options Participants receive free membership to Lose It!, Aetna mobile app supporting weight loss and positive lifestyle changes Broad-based HCP and society support ©2014 VIVUS Inc. All rights reserved | www.vivus.com 14

DRUG UTILIZATION STUDY OB-303 (CONQUER) Drug Utilization Study Age (years) 51 49 BMI, kg/m2 37 37 Female, % 70 78 Hypertension Hx, % 53 42 Dyslipidemia Hx, % 36 50 Diabetes Hx, % 16 19 Hx=history. Data from first six months on market, reported in July 2013 70% of patients are aged 18-54 years old Source: Vivus Data on file – 10-25-2013 15 ©2014 VIVUS Inc. All rights reserved | www.vivus.com

Source: VIVUS Data on file – launch-to-date (thru Dec-2013) *Estimated PR Data used. QSYMIA PRESCRIBERS & PRESCRIPTIONS BY SPECIALTY 16

Qsiva | CVOT | Qsymia IP 17 ©2014 VIVUS Inc. All rights reserved | www.vivus.com

QSYMIA EUROPEAN STRATEGY Goal Satisfy FDA post-approval requirements with a single CVOT (AQCLAIM/OB-401) that may also support EU registration Strategy Create early stop in CVOT so that ~two years of data may be used to support an application while trial continues Tactics Dialog with Scientific Advice Working Party (SAWP) - COMPLETED Revise OB-401 protocol – IN PROCESS Re-consulting with FDA 10 years of exclusivity via CHMP central process ©2014 VIVUS Inc. All rights reserved | www.vivus.com 18

AQCLAIM STUDY (CVOT)

VIVUS

- A Qsymia® CardiovascuLAr morbIdity and Mortality (AQCLAIM) Study in Subjects with Documented Cardiovascular Disease
- Primary Efficacy Endpoint: Time to 1st occurrence of nonfatal MI, nonfatal stroke or CV death
- Number of Subjects: ~11,000 - 16,000
- Number of Sites: ~450 (North America, Europe, RoW)
- Analyzing and incorporating feedback from CHMP

©2014 VIVUS Inc. All rights reserved | www.vivus.com
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NEW PATENTS EXTEND QSYMIA COVERAGE TO MID-2029 USPTO has issued two new VIVUS patents with claims covering QSYMIA, extending coverage by nine years U.S. Patent No. 8,580,298 26 claims directed to unit dosage forms or packaged pharmaceutical preparations U.S. Patent No. 8,580,299 Nine method-of-use claims for effecting weight loss over a two-year period Continuation applications on file Orange Book listing in process Pending in EP, AU, BR, CA, MX, IN, IL, CN, CL, JP, TR, KR, ZA ©2014 VIVUS Inc. All rights reserved | www.vivus.com 20

QSYMIA IN OBESITY: BUILDING THE FOUNDATION 2014 Market continuing to develop Growing acceptance of obesity category by payors VIVUS & Qsymia Leveraging success Targeting specialists and obesity treaters Educating, generating demand, driving pull-through ©2014 VIVUS Inc. All rights reserved | www.vivus.com 21

STENDRA PRESCRIBING INFORMATION About STENDRA™ STENDRA is a prescription medicine used to treat erectile dysfunction (ED). STENDRA (avanafil) is licensed from Mitsubishi Tanabe Pharma Corporation. VIVUS has development and commercial rights to STENDRA for the treatment of sexual dysfunction worldwide with the exception of certain Asian Pacific Rim countries. Important Safety Information Do not take STENDRA if you take nitrates, often prescribed for chest pain, as this may cause a sudden, unsafe drop in blood pressure. Tell your healthcare provider about all the medicines you take and discuss your general health status to ensure that you are healthy enough to engage in sexual activity. If you experience chest pain, nausea, or any other discomforts during sex, seek immediate medical help. In the rare event of an erection lasting more than 4 hours, seek immediate medical help to avoid long-term injury. STENDRA in combination with other treatments for erectile dysfunction is not recommended. STENDRA does not protect against sexually transmitted diseases, including HIV. The most common side effects of STENDRA are headache, flushing, runny nose and congestion. ©2014 VIVUS Inc. All rights reserved | www.vivus.com 22

AVANAFIL PARTNERSHIPS (2013) Auxilium Pharmaceuticals, Inc. - U.S. and Canada (launched) Total Deal Value: ~$300MM plus royalties Received to Date: $30MM Menarini - 40 Countries in Europe + Australia, New Zealand (EU-5 launch 1H2014) Total Deal Value: ~$100MM Received to Date: $31MM Sanofi - Africa, Middle East, Turkey, CIS/Russia Total Deal Value: ~$61MM plus royalties Received to Date: $6.5MM ©2014 VIVUS Inc. All rights reserved | www.vivus.com 23

VIVUS SUMMARY Qsymia prescriptions and payor acceptance moving in the right direction Clear inflection in TRxs with retail availability Improving reimbursement Qsiva pathway in EU established; CVOT refinements Avanafil monetization in Europe and U.S. Together, potentially >$105 million in cash through YE2014 New Qsymia patents extend exclusivity through mid-2029 $343MM cash + short-term investments at end of 4Q2013 ©2014 VIVUS Inc. All rights reserved | www.vivus.com 24

INNOVATIVE THERAPIES NOVEL PRODUCTS 32nd Annual J.P. Morgan Healthcare Conference January 2014 - San Francisco, CA ©2014 VIVUS Inc. All rights reserved | www.vivus.com